EXHIBIT 4.1

WEATHERFORD INTERNATIONAL LTD.,
as Issuer
WEATHERFORD INTERNATIONAL, INC.,
as Guarantor
and
DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Trustee
FIRST SUPPLEMENTAL INDENTURE
Dated as of March 25, 2008
To
INDENTURE
Dated as of October 1, 2003
5.15% SENIOR NOTES DUE 2013
6.00% SENIOR NOTES DUE 2018
7.00% SENIOR NOTES DUE 2038

EXHIBIT
Exhibit A:	Form of 2013 Note
Form of 2018 Note
Form of 2038 Note
Exhibit B:	Form of Guarantee Notation
First Supplemental Indenture

     FIRST SUPPLEMENTAL INDENTURE dated as of March 25, 2008 (this “First Supplemental Indenture”), among Weatherford International Ltd., a Bermuda exempted company (the “Company”), Weatherford International, Inc., a corporation duly organized and existing under the laws of the State of Delaware (the “Guarantor”), and Deutsche Bank Trust Company Americas, a New York banking corporation, as trustee under the Indenture referred to below (in such capacity, the “Trustee”).
RECITALS OF THE COMPANY
     WHEREAS, the Company, the Guarantor and the Trustee are parties to an Indenture dated as of October 1, 2003 (the “Original Indenture”) (the Original Indenture, as supplemented from time to time, including without limitation pursuant to this First Supplemental Indenture being referred to herein as the “Indenture”); and
     WHEREAS, under the Original Indenture, a new series of Securities may at any time be established in accordance with the provisions of the Original Indenture, and the terms of such series may be established by a supplemental indenture executed by the Company, the Guarantor and the Trustee; and
     WHEREAS, the Company and the Guarantor propose to create under the Indenture three new series of Securities, which will be guaranteed by the Guarantor pursuant to its Guarantees as set forth in Article Fourteen of the Original Indenture (as made applicable to the Notes, defined herein, pursuant to this First Supplemental Indenture); and
     WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and authenticated and delivered by the Trustee as provided in the Original Indenture and this First Supplemental Indenture, the valid and binding obligations of the Company, to make the Guarantees of such Notes by the Guarantor the valid and binding obligation of the Guarantor, and to make this First Supplemental Indenture a valid and binding agreement in accordance with the Original Indenture, have been done or performed;
     NOW, THEREFORE, in consideration of the premises, agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree, for the equal and proportionate benefit of all Holders of the Notes, as follows:
ARTICLE 1
Relation to Indenture; Definitions
     SECTION 1.01. Relation to Indenture.
     With respect to the Notes and the Guarantees thereof by the Guarantor, this First Supplemental Indenture constitutes an integral part of the Indenture.
     SECTION 1.02. Definitions.
     For all purposes of this First Supplemental Indenture, capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Original Indenture.
     SECTION 1.03. General References.
     All references in this First Supplemental Indenture to Articles and Sections, unless otherwise specified, refer to the corresponding Articles and Sections of this First Supplemental Indenture; and the terms “herein”, “hereof”, “hereunder” and any other word of similar import refers to this First Supplemental Indenture.
ARTICLE 2
The Series of Securities
     SECTION 2.01. The Form and Title of the Securities.
     There is hereby established three new series of Securities to be issued under the Indenture and to be designated as the Company’s 5.15% Senior Notes due 2013 (the “2013 Notes”), the Company’s 6.00% Senior Notes due 2018 (the “2018 Notes”) and the Company’s 7.00% Senior Notes due 2038 (the “2038 Notes” and collectively
First Supplemental Indenture

with the 2013 Notes and the 2018 Notes, the “Notes”). The Notes shall be substantially in the forms attached as Exhibit A hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as the Company may deem appropriate or as may be required or appropriate to comply with any laws or with any rules made pursuant thereto or with the rules of any securities exchange or automated quotation system on which the Notes may be listed or traded, or to conform to general usage, or as may, consistently with the Indenture, be determined by the officers executing such Notes, as evidenced by their execution thereof.
     The Notes shall be executed, authenticated and delivered in accordance with the provisions of, and shall in all respects be subject to, the terms, conditions and covenants of the Original Indenture as supplemented by this First Supplemental Indenture (including the forms of Note set forth as Exhibit A hereto (the terms of which are incorporated in and made a part of this First Supplemental Indenture for all intents and purposes)).
     SECTION 2.02. Amount.
     The aggregate principal amount of the Notes which may be authenticated and delivered pursuant hereto is unlimited. The Trustee shall initially authenticate and deliver Notes for original issue in initial aggregate principal amounts of up to $500,000,000 of the 2013 Notes, up to $500,000,000 of the 2018 Notes and up to $500,000,000 of the 2038 Notes upon delivery to the Trustee of a Company Order for the authentication and delivery of such Notes. The Company may, from time to time, without notice to or the consent of the Holders of the Notes, increase the principal amount of the Notes under the Indenture and issue such increased principal amount (or any portion thereof), in which case any additional Notes so issued will have the same form and terms (other than the date of issuance and, under certain circumstances, the date from which interest thereon will begin to accrue), and will carry the same right to receive accrued and unpaid interest, as the Notes previously issued, and such additional Notes will form a single series with the Notes previously issued.
     SECTION 2.03. Stated Maturity and Denominations.
     The Stated Maturity of the 2013 Notes shall be March 15, 2013, of the 2018 Notes shall be March 15, 2018 and of the 2038 Notes shall be March 15, 2038. The Notes are issuable only in registered form without coupons in denominations of U.S. $2,000 and any integral multiple of $1,000 in excess thereof.
     SECTION 2.04. Interest and Interest Rates.
     The rate or rates at which the Notes shall bear interest, the date or dates from which such interest shall accrue, the Interest Payment Dates on which any such interest shall be payable and the Regular Record Date for any interest payable on any Interest Payment Date, in each case, shall be as set forth in the form of applicable Note set forth as Exhibit A hereto.
     SECTION 2.05. Place of Payment.
     As long as any Notes are outstanding, the Company shall maintain an office or agency in the Borough of Manhattan, The City of New York, where Notes may be presented for payment.
     SECTION 2.06. Optional Redemption.
     At its option, the Company may redeem any series of Notes, in whole or in part, in principal amounts of $2,000 or an integral multiple of $1,000 in excess thereof, at any time or from time to time, at the applicable redemption price determined as set forth in the form of applicable Note attached hereto as Exhibit A, in accordance with the terms set forth in the Note and in accordance with Article Eleven of the Original Indenture.
     SECTION 2.07. Unconditional Guarantee.
     Article Fourteen of the Original Indenture (as amended and supplemented by this First Supplemental Indenture) shall be applicable to the Notes, and accordingly, as more fully set forth in such Article Fourteen, the Guarantor fully, irrevocably, unconditionally and absolutely guarantees to the Holders of Notes and to the Trustee the due and punctual payment of the principal of, and premium, if any, and interest on the Notes, and all other
First Supplemental Indenture

Indenture Obligations, when and as the same shall become due and payable, whether at the Stated Maturity, upon redemption or by declaration of acceleration or otherwise.
     To further evidence the Guarantees of the Notes, the Guarantor hereby agrees that a notation of such Guarantees in substantially in the form attached as Exhibit B hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by the Indenture, shall be endorsed on each Note authenticated and delivered by the Trustee and executed by either manual or facsimile signature of an officer of the Guarantor. The Guarantor hereby agrees that its Guarantees of the Notes shall remain in full force and effect notwithstanding any failure to endorse on any such Notes a notation relating to the Guarantees thereof.
ARTICLE 3
Other Amendments to Indenture
     SECTION 3.01. Amendments to Indenture
     The amendments contained in this Section 3.01 shall apply to the Notes only and not to any other series of Securities issued under the Indenture. Such amendments shall be effective only for so long as there remain outstanding any Notes. The Original Indenture is hereby amended, subject to the preamble of this Section 3.01 and with respect to the Notes only, by adding the following as a new Section 10.10 thereto:
     Section 10.10 Change of Control Repurchase at the Option of Holders
     (a) Upon the occurrence of a Change of Control Triggering Event, Holders of Securities will have the right to require the Company to make an offer (the “Change of Control Offer”) to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of their Securities at a purchase price in cash equal to 101% of the aggregate principal amount of Securities repurchased plus accrued and unpaid interest, if any, on the Securities repurchased, to the date of purchase (the “Change of Control Payment”). Within 30 days following any Change of Control Triggering Event, the Company will mail a notice to each Holder of Securities describing the transaction or transactions that constitute the Change of Control Triggering Event and stating:
     (1) that the Change of Control Offer is being made pursuant to this Section 10.10 and that all Securities tendered will be accepted for payment;
     (2) the purchase price and the purchase date, which shall be no earlier than 30 days and no later than 60 days from the date such notice is mailed (the “Change of Control Payment Date”);
     (3) that any Securities not tendered will continue to accrue interest;
     (4) that, unless the Company defaults in the payment of the Change of Control Payment, all Securities accepted for payment pursuant to the Change of Control Offer will cease to accrue interest after the Change of Control Payment Date;
     (5) that Holders electing to have any Securities repurchased pursuant to a Change of Control Offer will be required to surrender the Securities, with the form entitled “Option of Holder to Elect Purchase” attached to the Securities completed, or transfer by book-entry transfer, to the Paying Agent at the address specified in the notice prior to the close of business on the third Business Day preceding the Change of Control Payment Date;
     (6) that Holders will be entitled to withdraw their election if the Paying Agent receives, not later than the close of business on the second Business Day preceding the Change of Control Payment Date, a telegram, telex, facsimile, transmission or letter setting forth the name of the Holder, the principal amount of Securities delivered for purchase, and a statement that such Holder is withdrawing his election to have the Securities purchased; and
First Supplemental Indenture

     (7) that Holders whose Securities are being purchased only in part will be issued new Securities equal in principal amount to the unpurchased portion of the Securities surrendered, which unpurchased portion must be equal to $2,000 in principal amount or in any integral multiple of $1,000 in excess thereof.
     The Company will comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Securities as a result of a Change of Control Triggering Event. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Section 10.10 (or compliance with this Section 10.10 would constitute a violation of any such laws or regulations), the Company will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this Section 10.10 by virtue of such conflicts.
     (b) On or before the Change of Control Payment Date, the Company will be required, to the extent lawful, to:
     (1) accept for payment all Securities or portions of Securities properly tendered pursuant to the Change of Control Offer;
     (2) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Securities or portions of Securities properly tendered; and
     (3) deliver or cause to be delivered to the Trustee the Securities properly accepted.
     The Paying Agent will promptly (but in any case not later than five days after the Change of Control Payment Date) mail to each Holder of Securities properly tendered the Change of Control Payment for such Securities, and the Trustee will promptly authenticate and mail (or cause to be transferred by book entry) to each Holder a new Security equal in principal amount to any unpurchased portion of the Securities surrendered, if any; provided that each new Security will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof. The Company will publicly announce the results of the Change of Control Offer on or as soon as practicable after the Change of Control Payment Date.
     If Holders of not less than 95% in aggregate principal amount of a series of outstanding Securities validly tender and do not withdraw such Securities in a Change of Control Offer and the Company, or any third party making a Change of Control Offer in lieu of the Company as described below, purchases all of such Securities validly tendered and not withdrawn by such Holders, the Company will have the right, upon not less than 30 nor more than 60 days’ prior notice, given not more than 30 days following such purchase pursuant to the Change of Control Offer described above, to redeem such Securities that remain outstanding following such purchase at a redemption price in cash equal to the applicable Change of Control Payment plus, to the extent not included in the Change of Control Payment, accrued and unpaid interest, if any, to the date of redemption.
     (d) Notwithstanding anything to the contrary in this Section 10.10, the Company will not be required to make a Change of Control Offer with respect to a series of Securities upon a Change of Control Triggering Event if (1) a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Section 10.10 and purchases all Securities properly tendered and not withdrawn under the Change of Control Offer, or (2) notice of redemption has been given pursuant to Section 11.4 with respect to a redemption of all such Securities then outstanding pursuant to Article Eleven, unless and until there is a default in payment of the applicable redemption price.
     (e) For purposes of this Section 10.10, the following definitions shall be applicable:
First Supplemental Indenture

     (1) “Below Investment Grade Rating Event” means, with respect to a series of Securities, the Securities are rated below an Investment Grade Rating by each of the Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of the Change of Control (which 60-day period shall be extended so long as the rating of the Securities is under publicly announced consideration for possible downgrade by either of the Rating Agencies).
     (2) “Change of Control” means the occurrence of any of the following: (1) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger, amalgamation or consolidation of the Company), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its Subsidiaries taken as a whole to any person (as such term is used in Section 13(d) of the Exchange Act) other than the Company or one of its Subsidiaries or a Person controlled by the Company or one of its Subsidiaries; (2) the consummation of any transaction (including, without limitation, any merger, amalgamation or consolidation) the result of which is that any person (as such term is used in Section 13(d) of the Exchange Act) becomes the beneficial owner, directly or indirectly, of more than 50% of the then outstanding number of the Company’s voting shares (excluding a Redomestication of the Company); or (3) the first day on which a majority of the members of the Company’s Board of Directors are not Continuing Directors.
     (3) “Change of Control Triggering Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.
     (4) “Continuing Directors” means, as of any date of determination, any member of the Board of Directors of the Company who (1) was a member of such Board of Directors on the date of the issuance of the Securities; or (2) was nominated for election or appointed or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination, appointment or election (either by a specific vote or by approval of the Company’s proxy statement in which such member was named as a nominee for election as a director, without objection to such nomination).
     (5) “Investment Grade Rating” means a rating equal to or higher than Baa3 (or the equivalent under any successor ratings categories of Moody’s) by Moody’s and BBB- (or the equivalent under any successor ratings categories of S&P) by S&P.
     (6) “Moody’s” means Moody’s Investors Service, Inc.
     (7) “Rating Agencies” means (1) each of Moody’s and S&P; and (2) if either of Moody’s or S&P ceases to rate the Securities or fails to make a rating of the Securities publicly available for reasons outside of the Company’s control, a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act, selected by the Company (as certified by a resolution of the Company’s Board of Directors) as a replacement agency for Moody’s or S&P, or both of them, as the case may be.
     (8) “Redomestication” means:
     (a) any amalgamation, merger, conversion or consolidation of the Company with or into any other person (as such term is used in Section 13(d) of the Exchange Act), or of any other person (as such term is used in Section 13(d) of the Exchange Act) with or into the Company, or the sale or other disposition (other than by lease) of all or substantially all of the properties or assets of the Company and its Subsidiaries taken as a whole to any other person (as such term is used in Section 13(d) of the Exchange Act),
First Supplemental Indenture

     (b) any continuation, discontinuation, amalgamation, merger, conversion, consolidation or domestication or similar action with respect to the Company pursuant to the law of the jurisdiction of its organization and of any other jurisdiction, or
     (c) the formation of a Person that becomes, as part of the transaction, the owner of 100% of the voting shares of the Company (the “New Parent”), if as a result thereof
               (x) in the case of any action specified in clause (a), the entity that is the surviving, resulting or continuing Person in such merger, amalgamation, conversion or consolidation, or the transferee in such sale or other disposition,
               (y) in the case of any action specified in clause (b), the entity that constituted the Company immediately prior thereto (but disregarding for this purpose any change in its jurisdiction of organization), or
               (z) in the case of any action specified in clause (c), the New Parent (in any such case, the “Surviving Person”) is a corporation or other entity, validly incorporated or formed and existing in good standing (to the extent the concept of good standing is applicable) under the laws of Delaware or another State of the United States or under the laws of the United Kingdom, The Kingdom of the Netherlands or under the laws of any other jurisdiction, whose voting shares of each class of capital stock issued and outstanding immediately following such action, and giving effect thereto, shall be beneficially owned by the same Persons, in the same percentages, as was such capital stock or shares of the entity constituting the Company immediately prior thereto and, if the Surviving Person is the New Parent, the Surviving Person continues to be owned, directly or indirectly, 100% by Persons who were shareholders of the Company immediately prior to such transaction.
          (9) “S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc.
ARTICLE 4
Miscellaneous
     SECTION 4.01. Certain Trustee Matters.
     The recitals contained herein shall be taken as the statements of the Company and the Guarantor, and the Trustee assumes no responsibility for their correctness.
     The Trustee makes no representations as to the validity or sufficiency of this First Supplemental Indenture or the Notes or the proper authorization or the due execution hereof or thereof by the Company.
     SECTION 4.02. Continued Effect.
     Except as expressly supplemented and amended by this First Supplemental Indenture, the Original Indenture shall continue in full force and effect in accordance with the provisions thereof, and the Original Indenture is in all respects hereby ratified and confirmed. This First Supplemental Indenture and all of its provisions shall be deemed a part of the Original Indenture in the manner and to the extent herein and therein provided.
     SECTION 4.03. Governing Law.
     This First Supplemental Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York.
First Supplemental Indenture

     SECTION 4.04. Counterparts.
     This instrument may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
(Signature Pages Follow)
First Supplemental Indenture

     IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed and delivered, all as of the day and year first above written.

WEATHERFORD INTERNATIONAL LTD.

By:	/s/ Burt M. Martin
Name:	Burt M. Martin
Title:	Senior Vice President and Corporate Secretary

WEATHERFORD INTERNATIONAL, INC.,
as Guarantor

By:	/s/ Burt M. Martin
Name:	Burt M. Martin
Title:	Senior Vice President
First Supplemental Indenture

DEUTSCHE BANK TRUST COMPANY AMERICAS, by Deutsche Bank National Trust Company, as Trustee
By:	/s/ Irina Golovashchuk
	Name:	Irina Golovashchuk
	Title:	Assistant Vice President

By:	/s/ David Contino
	Name:	David Contino
	Title:	Vice President

EXHIBIT A
Form of 2013 Note
[FORM OF FACE OF NOTE]
[If a Global Security, insert—THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]
[If a Global Security, insert—EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.]
[If a Global Security, insert—UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”) (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]
First Supplemental Indenture

A-1-1

WEATHERFORD INTERNATIONAL LTD.
5.15% Senior Note due 2013

Rate of Interest	Maturity Date	Original Issue Date
5.15%	March 15, 2013	March 25, 2008

No. 1	U.S.$500,000,000

CUSIP No. 947075 AC1
     Weatherford International Ltd., a Bermuda exempted company (herein called the “Company”), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of FIVE HUNDRED MILLION United States Dollars on the maturity date shown above, and to pay interest thereon, at the annual rate of interest shown above, from the original issue date shown above or from the most recent Interest Payment Date (as hereinafter defined) to which interest has been paid or duly provided for, payable semi-annually on March 15 and September 15 of each year (each, an "Interest Payment Date”) and at such maturity date, commencing on the first such date after the original issue date hereof, except that if such original issue date is on or after a Regular Record Date (as defined below) but before the next Interest Payment Date, interest payments will commence on the second Interest Payment Date following the original issue date.
     The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the person in whose name this Note is registered at the close of business on the “Regular Record Date” for any such Interest Payment Date, which shall be the fourteenth calendar day (whether or not a Business Day) preceding the applicable Interest Payment Date. Any such interest not so punctually paid or duly provided for, and any interest payable on such defaulted interest (to the extent lawful), will forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the person in whose name this Note is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Company, notice of which shall be given to Holders of Notes not less than 14 days prior to such special record date. Payment of the principal of and interest on this Note will be made at the agency of the Company maintained for that purpose in New York, New York and at any other office or agency maintained by the Company for such purpose, in United States dollars; provided, however, that, at the option of the Company, payment of interest, other than interest due on the maturity date shown above, may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register.
     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
(Signature Page Follows)
First Supplemental Indenture

A-1-2

     IN WITNESS WHEREOF, Weatherford International Ltd. has caused this instrument to be executed in its corporate name by the signature of its duly authorized officer.

WEATHERFORD INTERNATIONAL LTD.

By:

Name:

Title:

     DATED: March 25, 2008
TRUSTEE’S CERTIFICATE OF AUTHENTICATION
     This is one of the 5.15% Senior Notes due 2013 referred to in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS, by Deutsche Bank National Trust Company, as Trustee
By:
Authorized Signatory

By:
Authorized Signatory

First Supplemental Indenture

A-1-3

[REVERSE OF NOTE]
WEATHERFORD INTERNATIONAL LTD.
5.15% Senior Note due 2013
     This Note is one of a duly authorized issue of Securities of the Company (which term includes any successor corporation under the Indenture hereinafter referred to) designated as its 5.15% Senior Notes due 2013 (the “Notes”), issued or to be issued pursuant to an Indenture dated as of October 1, 2003, between the Company and Deutsche Bank Trust Company Americas, a New York banking corporation, as Trustee (the “Trustee,” which term includes any successor trustee under such Indenture), as amended and supplemented by the First Supplemental Indenture thereto dated as of March 25, 2008 (such Indenture, as so amended and supplemented being referred to herein as the “Indenture”). The terms of this Note include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended. Reference is hereby made to the Indenture and all further supplemental indentures thereto for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders and of the terms upon which the Notes are, and are to be, authenticated and delivered.
     As provided in the Indenture, Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided or permitted. This Note is one of the series designated on the face hereof.
     This Note is the general, unsecured, senior obligation of the Company and is guaranteed pursuant to a guarantee (the “Guarantee”) by Weatherford International, Inc., a Delaware corporation (the “Guarantor”).
     The Notes are subject to redemption upon not less than 30 nor more than 60 days’ notice by mail, at any time, as a whole or in part, at the election of the Company at a Redemption Price equal to the greater of: (a) 100% of the principal amount of Securities then outstanding to be redeemed, plus accrued and unpaid interest thereon to the redemption date; or (b) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities then outstanding to be redeemed (not including any portion of such payments of interest accrued as of the redemption date), discounted to the redemption date on a semi-annual basis (computed based on a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus 45 basis points (0.45%), as calculated by an Independent Investment Banker, plus accrued and unpaid interest thereon to the redemption date; but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.
     “Adjusted Treasury Rate” means, with respect to any redemption date: (a) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining life, as defined below, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Adjusted Treasury Rate will be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month); or (b) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Adjusted Treasury Rate will be calculated on the third business day preceding the redemption date.
     “Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.
First Supplemental Indenture

A-1-4

     “Comparable Treasury Price” means (1) the average of five Reference Treasury Dealer Quotations for the redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if an Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.
     “Independent Investment Banker” means Goldman, Sachs & Co., Deutsche Bank Securities Inc. or Merrill Lynch, Pierce, Fenner & Smith Incorporated or any of their respective successors, as designated by us, or if all such firms are unwilling or unable to serve as such, an independent investment and banking institution of national standing appointed by the Company.
     “Reference Treasury Dealer” means: (a) Goldman, Sachs & Co., Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and each of their respective successors; provided that, if any such Reference Treasury Dealer ceases to be a primary U.S. Government securities dealer in the United States (Primary Treasury Dealer), the Company will substitute another Primary Treasury Dealer; and (b) up to two other Primary Treasury Dealer selected by the Company.
     “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by an Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to an Independent Investment Banker at 3:00 p.m., New York City time, on the third business day preceding such redemption date.
     In the event of redemption of this Note in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.
     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company and the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.
     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place(s) and rate, and in the coin or currency, herein prescribed.
     This Global Security or portion hereof may not be exchanged for Definitive Securities of this series except in the limited circumstances provided in the Indenture. The holders of beneficial interests in this Global Security will not be entitled to receive physical delivery of Definitive Securities except as described in the Indenture and will not be considered the Holders thereof for any purpose under the Indenture.
     The Notes are issuable only in registered form without coupons in denominations of U.S. $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.
     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Company, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.
First Supplemental Indenture

A-1-5

     No recourse under or upon any obligation, covenant or agreement of or contained in the Indenture or of or contained in any Note, or the Guarantee endorsed thereon, or for any claim based thereon or otherwise in respect thereof, or in any Security or in the Guarantee, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, member, officer, manager or director, as such, past, present or future, of the Company or the Guarantor or of any successor Person, either directly or through the Company or the Guarantor or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment, penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released by the acceptance hereof and as a condition of, and as part of the consideration for, the Notes and the execution of the Indenture.
     The Indenture provides that the Company and the Guarantor (a) will be discharged from any and all obligations in respect of the Notes (except for certain obligations described in the Indenture), or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company or the Guarantor deposits, in trust, with the Trustee money or U.S. Government Obligations (or a combination thereof) which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, in an amount sufficient to pay all the principal of and interest on the Notes, but such money need not be segregated from other funds except to the extent required by law.
     As more fully provided in the Indenture, no Holder may pursue any remedy under the Indenture unless the Trustee shall have failed to act after notice of an Event of Default and written request by Holders of at least 25% in principal amount of a series of the Securities and the offer to the Trustee of indemnity satisfactory to it; however, such provision does not affect the right to sue for enforcement of any overdue payment on any Security.
     Except as otherwise defined herein, all terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.
     Customary abbreviations may be used in the name of a Holder or any assignee, such as: TEN COM ( = tenants in common), TEN ENT ( = tenants by the entireties), JT TEN ( = joint tenants with right of survivorship and not as tenants in common), CUST ( = Custodian) and U/G/M/A ( = Uniform Gifts to Minors Act).
     The Company will furnish to any holder of record of this Note, upon written request, without charge, a copy of the Indenture. Requests may be made to: Weatherford International Ltd., 515 Post Oak Blvd., Suite 600, Houston, Texas 77027, Attention: Corporate Secretary.
     This Note shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.
First Supplemental Indenture

A-1-6

ASSIGNMENT FORM
     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto                          (Please Print or Typewrite Name and Address of Assignee) the within instrument of WEATHERFORD INTERNATIONAL LTD. and does hereby irrevocably constitute and appoint                           Attorney to transfer said instrument on the books of the within-named Company, with full power of substitution in the premises.
Please Insert Social Security or
Other Identifying Number of Assignee:

Dated:

(Signature)

Signature Guarantee:

(Participant in a Recognized Signature
Guaranty Medallion Program)
     NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.
First Supplemental Indenture

A-1-7

OPTION OF HOLDER TO ELECT PURCHASE
     If you want to elect to have this Note purchased by the Company pursuant to Section 10.10 or 11.6 of the Indenture, check the appropriate box below:

☐ Section 10.10	☐ Section 11.6
     If you want to elect to have only part of the Note purchased by the Company pursuant to Section 10.10 or Section 11.6 of the Indenture, state the amount you elect to have purchased:
$
Date:

Your Signature:
(Sign exactly as your name appears on the face of this Note)

Tax Identification No.:

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).
First Supplemental Indenture
A-1-8

     [If a Global Security, insert as a separate page—
SCHEDULE OF INCREASES OR DECREASES
IN GLOBAL SECURITY
     The following increases or decreases in this Global Security have been made:

	Amount of		Principal Amount of
	Decrease in	Amount of Increase	this Global Security	Signature of
	Principal	in Principal Amount	following such	authorized signatory
	Amount of this	of this	decrease	of Trustee or
Date of Exchange	Global Security	Global Security	(or increase)	Depositary

First Supplemental Indenture
A-1-9

EXHIBIT A
Form of 2018 Note
[FORM OF FACE OF NOTE]
[If a Global Security, insert—THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]
[If a Global Security, insert—EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.]
[If a Global Security, insert—UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”) (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]
First Supplemental Indenture
A-2-1

WEATHERFORD INTERNATIONAL LTD.
6.00% Senior Note due 2018

Rate of Interest	Maturity Date	Original Issue Date
6.00%	March 15, 2018	March 25, 2008

No. 1	U.S.$500,000,000
CUSIP No. 947075 AD9
     Weatherford International Ltd., a Bermuda exempted company (herein called the “Company”), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of FIVE HUNDRED MILLION United States Dollars on the maturity date shown above, and to pay interest thereon, at the annual rate of interest shown above, from the original issue date shown above or from the most recent Interest Payment Date (as hereinafter defined) to which interest has been paid or duly provided for, payable semi-annually on March 15 and September 15 of each year (each, an "Interest Payment Date”) and at such maturity date, commencing on the first such date after the original issue date hereof, except that if such original issue date is on or after a Regular Record Date (as defined below) but before the next Interest Payment Date, interest payments will commence on the second Interest Payment Date following the original issue date.
     The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the person in whose name this Note is registered at the close of business on the “Regular Record Date” for any such Interest Payment Date, which shall be the fourteenth calendar day (whether or not a Business Day) preceding the applicable Interest Payment Date. Any such interest not so punctually paid or duly provided for, and any interest payable on such defaulted interest (to the extent lawful), will forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the person in whose name this Note is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Company, notice of which shall be given to Holders of Notes not less than 14 days prior to such special record date. Payment of the principal of and interest on this Note will be made at the agency of the Company maintained for that purpose in New York, New York and at any other office or agency maintained by the Company for such purpose, in United States dollars; provided, however, that, at the option of the Company, payment of interest, other than interest due on the maturity date shown above, may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register.
     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
(Signature Page Follows)
First Supplemental Indenture
A-2-2

     IN WITNESS WHEREOF, Weatherford International Ltd. has caused this instrument to be executed in its corporate name by the signature of its duly authorized officer.
     WEATHERFORD INTERNATIONAL LTD.

By:

Name:

Title:

      DATED: March 25, 2008
TRUSTEE’S CERTIFICATE OF AUTHENTICATION
     This is one of the 6.00% Senior Notes due 2018 referred to in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS,
by Deutsche Bank National Trust Company,
as Trustee

By:

Authorized Signatory

By:

Authorized Signatory
First Supplemental Indenture
A-2-3

[REVERSE OF NOTE]
WEATHERFORD INTERNATIONAL LTD.
6.00% Senior Note due 2018
     This Note is one of a duly authorized issue of Securities of the Company (which term includes any successor corporation under the Indenture hereinafter referred to) designated as its 6.00% Senior Notes due 2018 (the “Notes”), issued or to be issued pursuant to an Indenture dated as of October 1, 2003, between the Company and Deutsche Bank Trust Company Americas, a New York banking corporation, as Trustee (the “Trustee,” which term includes any successor trustee under such Indenture), as amended and supplemented by the First Supplemental Indenture thereto dated as of March 25, 2008 (such Indenture, as so amended and supplemented being referred to herein as the “Indenture”). The terms of this Note include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended. Reference is hereby made to the Indenture and all further supplemental indentures thereto for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders and of the terms upon which the Notes are, and are to be, authenticated and delivered.
     As provided in the Indenture, Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided or permitted. This Note is one of the series designated on the face hereof.
     This Note is the general, unsecured, senior obligation of the Company and is guaranteed pursuant to a guarantee (the “Guarantee”) by Weatherford International, Inc., a Delaware corporation (the “Guarantor”).
     The Notes are subject to redemption upon not less than 30 nor more than 60 days’ notice by mail, at any time, as a whole or in part, at the election of the Company at a Redemption Price equal to the greater of: (a) 100% of the principal amount of Securities then outstanding to be redeemed, plus accrued and unpaid interest thereon to the redemption date; or (b) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities then outstanding to be redeemed (not including any portion of such payments of interest accrued as of the redemption date), discounted to the redemption date on a semi-annual basis (computed based on a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus 40 basis points (0.40%), as calculated by an Independent Investment Banker, plus accrued and unpaid interest thereon to the redemption date; but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.
     “Adjusted Treasury Rate” means, with respect to any redemption date: (a) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining life, as defined below, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Adjusted Treasury Rate will be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month); or (b) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Adjusted Treasury Rate will be calculated on the third business day preceding the redemption date.
     “Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.
First Supplemental Indenture

A-2-4

     “Comparable Treasury Price” means (1) the average of five Reference Treasury Dealer Quotations for the redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if an Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.
     “Independent Investment Banker” means Goldman, Sachs & Co., Deutsche Bank Securities Inc. or Merrill Lynch, Pierce, Fenner & Smith Incorporated or any of their respective successors, as designated by us, or if all such firms are unwilling or unable to serve as such, an independent investment and banking institution of national standing appointed by the Company.
     “Reference Treasury Dealer” means: (a) Goldman, Sachs & Co., Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and each of their respective successors; provided that, if any such Reference Treasury Dealer ceases to be a primary U.S. Government securities dealer in the United States (Primary Treasury Dealer), the Company will substitute another Primary Treasury Dealer; and (b) up to two other Primary Treasury Dealer selected by the Company.
     “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by an Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to an Independent Investment Banker at 3:00 p.m., New York City time, on the third business day preceding such redemption date.
     In the event of redemption of this Note in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.
     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company and the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.
     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place(s) and rate, and in the coin or currency, herein prescribed.
     This Global Security or portion hereof may not be exchanged for Definitive Securities of this series except in the limited circumstances provided in the Indenture. The holders of beneficial interests in this Global Security will not be entitled to receive physical delivery of Definitive Securities except as described in the Indenture and will not be considered the Holders thereof for any purpose under the Indenture.
     The Notes are issuable only in registered form without coupons in denominations of U.S. $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.
     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Company, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.
First Supplemental Indenture

A-2-5

     No recourse under or upon any obligation, covenant or agreement of or contained in the Indenture or of or contained in any Note, or the Guarantee endorsed thereon, or for any claim based thereon or otherwise in respect thereof, or in any Security or in the Guarantee, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, member, officer, manager or director, as such, past, present or future, of the Company or the Guarantor or of any successor Person, either directly or through the Company or the Guarantor or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment, penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released by the acceptance hereof and as a condition of, and as part of the consideration for, the Notes and the execution of the Indenture.
     The Indenture provides that the Company and the Guarantor (a) will be discharged from any and all obligations in respect of the Notes (except for certain obligations described in the Indenture), or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company or the Guarantor deposits, in trust, with the Trustee money or U.S. Government Obligations (or a combination thereof) which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, in an amount sufficient to pay all the principal of and interest on the Notes, but such money need not be segregated from other funds except to the extent required by law.
     As more fully provided in the Indenture, no Holder may pursue any remedy under the Indenture unless the Trustee shall have failed to act after notice of an Event of Default and written request by Holders of at least 25% in principal amount of a series of the Securities and the offer to the Trustee of indemnity satisfactory to it; however, such provision does not affect the right to sue for enforcement of any overdue payment on any Security.
     Except as otherwise defined herein, all terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.
     Customary abbreviations may be used in the name of a Holder or any assignee, such as: TEN COM ( = tenants in common), TEN ENT ( = tenants by the entireties), JT TEN ( = joint tenants with right of survivorship and not as tenants in common), CUST ( = Custodian) and U/G/M/A ( = Uniform Gifts to Minors Act).
     The Company will furnish to any holder of record of this Note, upon written request, without charge, a copy of the Indenture. Requests may be made to: Weatherford International Ltd., 515 Post Oak Blvd., Suite 600, Houston, Texas 77027, Attention: Corporate Secretary.
     This Note shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.
First Supplemental Indenture

A-2-6

ASSIGNMENT FORM
     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto                                                              (Please Print or Typewrite Name and Address of Assignee) the within instrument of WEATHERFORD INTERNATIONAL LTD. and does hereby irrevocably constitute and appoint                                          Attorney to transfer said instrument on the books of the within-named Company, with full power of substitution in the premises.
Please Insert Social Security or
Other Identifying Number of Assignee:

Dated:

(Signature)

Signature Guarantee:

(Participant in a Recognized Signature Guaranty Medallion Program)
     NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.
First Supplemental Indenture

A-2-7

OPTION OF HOLDER TO ELECT PURCHASE
     If you want to elect to have this Note purchased by the Company pursuant to Section 10.10 or 11.6 of the Indenture, check the appropriate box below:

☐ Section 10.10	☐ Section 11.6
     If you want to elect to have only part of the Note purchased by the Company pursuant to Section 10.10 or Section 11.6 of the Indenture, state the amount you elect to have purchased:
$

Date:

Your Signature:

(Sign exactly as your name appears on the face of this Note)

Tax Identification No.:

Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).
First Supplemental Indenture

A-2-8

     [If a Global Security, insert as a separate page—
SCHEDULE OF INCREASES OR DECREASES
IN GLOBAL SECURITY
     The following increases or decreases in this Global Security have been made:

	Amount of		Principal Amount of
	Decrease in	Amount of Increase	this Global Security	Signature of
	Principal	in Principal Amount	following such	authorized signatory
	Amount of this	of this	decrease	of Trustee or
Date of Exchange	Global Security	Global Security	(or increase)	Depositary

First Supplemental Indenture

A-2-9

EXHIBIT A
Form of 2038 Note
[FORM OF FACE OF NOTE]
[If a Global Security, insert—THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE TRANSFERRED TO, OR REGISTERED OR EXCHANGED FOR SECURITIES REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE DEPOSITARY OR A NOMINEE THEREOF AND NO SUCH TRANSFER MAY BE REGISTERED, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.]
[If a Global Security, insert—EVERY SECURITY AUTHENTICATED AND DELIVERED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR OR IN LIEU OF, THIS SECURITY SHALL BE A GLOBAL SECURITY SUBJECT TO THE FOREGOING, EXCEPT IN SUCH LIMITED CIRCUMSTANCES.]
[If a Global Security, insert—UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (“DTC”) (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO., OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL, INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

HOU:2784235.5	First Supplemental Indenture

A-3-1

WEATHERFORD INTERNATIONAL LTD.
7.00% Senior Note due 2038

Rate of Interest	Maturity Date	Original Issue Date
7.00%	March 15, 2038	March 25, 2008

No. 1	U.S.$500,000,000

CUSIP No. 947075 AE7
     Weatherford International Ltd., a Bermuda exempted company (herein called the “Company”), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of FIVE HUNDRED MILLION United States Dollars on the maturity date shown above, and to pay interest thereon, at the annual rate of interest shown above, from the original issue date shown above or from the most recent Interest Payment Date (as hereinafter defined) to which interest has been paid or duly provided for, payable semi-annually on March 15 and September 15 of each year (each, an “Interest Payment Date”) and at such maturity date, commencing on the first such date after the original issue date hereof, except that if such original issue date is on or after a Regular Record Date (as defined below) but before the next Interest Payment Date, interest payments will commence on the second Interest Payment Date following the original issue date.
     The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the person in whose name this Note is registered at the close of business on the “Regular Record Date” for any such Interest Payment Date, which shall be the fourteenth calendar day (whether or not a Business Day) preceding the applicable Interest Payment Date. Any such interest not so punctually paid or duly provided for, and any interest payable on such defaulted interest (to the extent lawful), will forthwith cease to be payable to the Holder on such Regular Record Date and shall be paid to the person in whose name this Note is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Company, notice of which shall be given to Holders of Notes not less than 14 days prior to such special record date. Payment of the principal of and interest on this Note will be made at the agency of the Company maintained for that purpose in New York, New York and at any other office or agency maintained by the Company for such purpose, in United States dollars; provided, however, that, at the option of the Company, payment of interest, other than interest due on the maturity date shown above, may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register.
     Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
(Signature Page Follows)

First Supplemental Indenture

A-3-2

     IN WITNESS WHEREOF, Weatherford International Ltd. has caused this instrument to be executed in its corporate name by the signature of its duly authorized officer.

WEATHERFORD	INTERNATIONAL LTD.

By:

Name:

Title:

DATED: March 25, 2008
TRUSTEE’S CERTIFICATE OF AUTHENTICATION
This is one of the 7.00% Senior Notes due 2038 referred to in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS,
by Deutsche Bank National Trust Company, as Trustee

By:

Authorized Signatory

By:

Authorized Signatory

First Supplemental Indenture

A-3-3

[REVERSE OF NOTE]
WEATHERFORD INTERNATIONAL LTD.
7.00% Senior Note due 2038
     This Note is one of a duly authorized issue of Securities of the Company (which term includes any successor corporation under the Indenture hereinafter referred to) designated as its 7.00% Senior Notes due 2038 (the “Notes”), issued or to be issued pursuant to an Indenture dated as of October 1, 2003, between the Company and Deutsche Bank Trust Company Americas, a New York banking corporation, as Trustee (the “Trustee,” which term includes any successor trustee under such Indenture), as amended and supplemented by the First Supplemental Indenture thereto dated as of March 25, 2008 (such Indenture, as so amended and supplemented being referred to herein as the “Indenture”). The terms of this Note include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended. Reference is hereby made to the Indenture and all further supplemental indentures thereto for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders and of the terms upon which the Notes are, and are to be, authenticated and delivered.
     As provided in the Indenture, Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest, if any, at different rates, may be subject to different redemption provisions, if any, may be subject to different sinking, purchase or analogous funds, if any, may be subject to different covenants and Events of Default and may otherwise vary as in the Indenture provided or permitted. This Note is one of the series designated on the face hereof.
     This Note is the general, unsecured, senior obligation of the Company and is guaranteed pursuant to a guarantee (the “Guarantee”) by Weatherford International, Inc., a Delaware corporation (the “Guarantor”).
     The Notes are subject to redemption upon not less than 30 nor more than 60 days’ notice by mail, at any time, as a whole or in part, at the election of the Company at a Redemption Price equal to the greater of: (a) 100% of the principal amount of Securities then outstanding to be redeemed, plus accrued and unpaid interest thereon to the redemption date; or (b) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities then outstanding to be redeemed (not including any portion of such payments of interest accrued as of the redemption date), discounted to the redemption date on a semi-annual basis (computed based on a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus 45 basis points (0.45%), as calculated by an Independent Investment Banker, plus accrued and unpaid interest thereon to the redemption date; but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.
     “Adjusted Treasury Rate” means, with respect to any redemption date: (a) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining life, as defined below, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Adjusted Treasury Rate will be interpolated or extrapolated from such yields on a straight-line basis, rounding to the nearest month); or (b) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Adjusted Treasury Rate will be calculated on the third business day preceding the redemption date.
     “Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Securities.

First Supplemental Indenture

A-3-4

     “Comparable Treasury Price” means (1) the average of five Reference Treasury Dealer Quotations for the redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if an Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.
     “Independent Investment Banker” means Goldman, Sachs & Co., Deutsche Bank Securities Inc. or Merrill Lynch, Pierce, Fenner & Smith Incorporated or any of their respective successors, as designated by us, or if all such firms are unwilling or unable to serve as such, an independent investment and banking institution of national standing appointed by the Company.
     “Reference Treasury Dealer” means: (a) Goldman, Sachs & Co., Deutsche Bank Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and each of their respective successors; provided that, if any such Reference Treasury Dealer ceases to be a primary U.S. Government securities dealer in the United States (Primary Treasury Dealer), the Company will substitute another Primary Treasury Dealer; and (b) up to two other Primary Treasury Dealer selected by the Company.
     “Reference Treasury Dealer Quotations” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by an Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to an Independent Investment Banker at 3:00 p.m., New York City time, on the third business day preceding such redemption date.
     In the event of redemption of this Note in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.
     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Guarantor and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company and the Guarantor with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.
     No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Note at the times, place(s) and rate, and in the coin or currency, herein prescribed.
     This Global Security or portion hereof may not be exchanged for Definitive Securities of this series except in the limited circumstances provided in the Indenture. The holders of beneficial interests in this Global Security will not be entitled to receive physical delivery of Definitive Securities except as described in the Indenture and will not be considered the Holders thereof for any purpose under the Indenture.
     The Notes are issuable only in registered form without coupons in denominations of U.S. $2,000 and any integral multiple of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.
     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
     Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Company, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

First Supplemental Indenture

A-3-5

     No recourse under or upon any obligation, covenant or agreement of or contained in the Indenture or of or contained in any Note, or the Guarantee endorsed thereon, or for any claim based thereon or otherwise in respect thereof, or in any Security or in the Guarantee, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, shareholder, member, officer, manager or director, as such, past, present or future, of the Company or the Guarantor or of any successor Person, either directly or through the Company or the Guarantor or any successor Person, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment, penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released by the acceptance hereof and as a condition of, and as part of the consideration for, the Notes and the execution of the Indenture.
     The Indenture provides that the Company and the Guarantor (a) will be discharged from any and all obligations in respect of the Notes (except for certain obligations described in the Indenture), or (b) need not comply with certain restrictive covenants of the Indenture, in each case if the Company or the Guarantor deposits, in trust, with the Trustee money or U.S. Government Obligations (or a combination thereof) which through the payment of interest thereon and principal thereof in accordance with their terms will provide money, in an amount sufficient to pay all the principal of and interest on the Notes, but such money need not be segregated from other funds except to the extent required by law.
     As more fully provided in the Indenture, no Holder may pursue any remedy under the Indenture unless the Trustee shall have failed to act after notice of an Event of Default and written request by Holders of at least 25% in principal amount of a series of the Securities and the offer to the Trustee of indemnity satisfactory to it; however, such provision does not affect the right to sue for enforcement of any overdue payment on any Security.
     Except as otherwise defined herein, all terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.
     Customary abbreviations may be used in the name of a Holder or any assignee, such as: TEN COM ( = tenants in common), TEN ENT ( = tenants by the entireties), JT TEN ( = joint tenants with right of survivorship and not as tenants in common), CUST ( = Custodian) and U/G/M/A ( = Uniform Gifts to Minors Act).
     The Company will furnish to any holder of record of this Note, upon written request, without charge, a copy of the Indenture. Requests may be made to: Weatherford International Ltd., 515 Post Oak Blvd., Suite 600, Houston, Texas 77027, Attention: Corporate Secretary.
     This Note shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of law.

First Supplemental Indenture

A-3-6

ASSIGNMENT FORM
     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto                                          (Please Print or Typewrite Name and Address of Assignee) the within instrument of WEATHERFORD INTERNATIONAL LTD. and does hereby irrevocably constitute and appoint                                          Attorney to transfer said instrument on the books of the within-named Company, with full power of substitution in the premises.
Please Insert Social Security or
Other Identifying Number of Assignee:

Dated:	(Signature)

Signature Guarantee:

(Participant in a Recognized Signature
Guaranty Medallion Program)
     NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.

First Supplemental Indenture

A-3-7

OPTION OF HOLDER TO ELECT PURCHASE
     If you want to elect to have this Note purchased by the Company pursuant to Section 10.10 or 11.6 of the Indenture, check the appropriate box below:

☐ Section 10.10	☐ Section 11.6
     If you want to elect to have only part of the Note purchased by the Company pursuant to Section 10.10 or Section 11.6 of the Indenture, state the amount you elect to have purchased:
$
Date:
Your Signature:
(Sign exactly as your name appears on the face of this Note)
Tax Identification No.:
Signature Guarantee*:

*	Participant in a recognized Signature Guarantee Medallion Program (or other signature guarantor acceptable to the Trustee).

First Supplemental Indenture

A-3-8

     [If a Global Security, insert as a separate page—
SCHEDULE OF INCREASES OR DECREASES
IN GLOBAL SECURITY
     The following increases or decreases in this Global Security have been made:

	Amount of		Principal Amount of
	Decrease in	Amount of Increase	this Global Security	Signature of
	Principal	in Principal Amount	following such	authorized signatory
	Amount of this	of this	decrease	of Trustee or
Date of Exchange	Global Security	Global Security	(or increase)	Depositary
First Supplemental Indenture

A-3-9

EXHIBIT B
[FORM OF GUARANTEE NOTATION]
     The Guarantor (which term includes any successor Person in such capacity under the Indenture), has fully, unconditionally and absolutely guaranteed, to the extent set forth in the Indenture and subject to the provisions in the Indenture, the due and punctual payment of the principal of, and premium, if any, and interest on the Securities of this series and all other amounts due and payable under the Indenture and such Securities by the Company.
     The obligations of the Guarantor to the Holders of Securities and to the Trustee pursuant to the Guarantee and the Indenture are expressly set forth in Article Fourteen of the Indenture and reference is hereby made to the Indenture for the precise terms of the Guarantee.

Guarantor:

WEATHERFORD INTERNATIONAL, INC.

By:

Name:

Title:

First Supplemental Indenture
B-1